Exhibit 10.12.3

[Amendment No. 2 to Credit Agreement]

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated June     , 2017 (this “Amendment”) is entered into between MESA AIRLINES, INC., (“Mesa”) and MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C., (together with Mesa, the “Borrowers”), MESA AIR GROUP, INC., (the “Guarantor”) and CIT BANK, NA., a national banking association, as lender and administrative agent (“Administrative Agent”),

WHEREAS, the Borrowers, Guarantor and the Administrative Agent have entered into that certain Credit and Guaranty Agreement dated as of August 12, 2016, as amended by Amendment No, 1 to Credit Agreement dated June 5, 2017 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

Section 1.      Waiver of Software License Agreement.

(a)                  The Administrative Agent hereby agrees to waive the requirement for a collateral assignment of license agreement to be provided by the Borrowers, pursuant to Article 6.19(c) of the Credit Agreement.

(b)                  In lieu of this requirement, the Borrowers hereby agree to provide detailed monthly reporting of all their Spare Parts Inventory. Such monthly report is to be in substantially similar digital form and substance to the example extract report attached here as Exhibit A, and is to be provided to the Administrative Agent twenty five (25) days after the end of each fiscal month,

(c)                  Should a Default or Event of Default have occurred and be continuing, the Administrative Agent is entitled to request, at any frequency and in form and substance satisfactory to the Administrative Agent, additional Spare Parts Inventory data.

Section 2.      Ratification. Except as expressly amended hereby, each and all of the terms, provisions and covenants of the Credit Agreement shall remain unchanged and in full force and effect.

Section 3.      Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the state of New York, without regard to choice of law principles.

Section 4.      Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 5.      Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or

[Amendment No. 2 to Credit Agreement]

unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

[Amendment No. 2 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By:
Name:
Title:

MESA AIR GROUP, INC.

By:
Name:
Title:

CIT BANK, N.A.

By:
Name:
Title:

[Amendment No. 2 to Credit Agreement]

EXHIBIT A

Example Spare Parts Inventory Report

REAL_INVTY

Location	Bin Location	Vendor PIN	Desc	Part Type	Batch #
IAH	INSPECTION	4124T90G03	ROTOR ASSY-HIGH PRESSURE TUR8	R	2088582
IAH	H BULK	1703781A	AIR DRIVEN GENERATOR	R	1822666
IAD	HANGAR FLOOR	WE3800770-3	APU AUX POWER UNIT	R	2082931
PHQ	IHR	WE3800770-3	APU AUX POWER UNIT	R	2072699
PHX	BULK	W63800770-3	APU AUX POWER UNIT	R	2093667
EHQ	ENG TRAINING	CF34-8C5	ENGINE, GE TURBOFAN (CRJ-900)	R	1709604
ERQ	IHR	CF34-8C5B1	ENGINE, GE TURBOFAN	R	2058888
		1701317A	GENERATOR, INTEGRATED DRIVE	R	2091434
IAH	H BULK	1701317A	GENERATOR, INTEGRATED DRIVE	R	1891785
IAH	H BULK	415200-1017	HORIZONTAL STABILIZER ACTUATOR	R	1859737
IAH	ENGINE SHOP	4125T07G09	NOZZLE ASSY-STAGE 1 HPT	R	1991377
PHX	21.09-A	670BA36006K5	KIT, AIR LEAK BLEED	K	0403922
IAH	H BULK	1701317A	GENERATOR, INTEGRATED DRIVE	R	1960424
IAH	ENGINE SHOP	4124T90G03	ROTOR ASSY-HIGH PRESSURE TURB	R	1991399
EHQ	IHR	CN626-1000-003	AFT CORE COWL ASSY	A	1990862
		CN626-1000-003	AFT CORE COWL ASSY	R	2080036
IAH	ENGINE SHOP	CN626-1000-003	AFT CORE COWL ASSY	R	1697279
EHQ	ENGINE SHOP	CN626-1000-003	AFT CORE COWL ASSY	R	1692725
IAD	HANGAR FLOOR	CN626-1000-003	AFT CORE COWL ASSY	R	2038880
		52000-21	STRUT ASSY, NLG DRESSED SHOCK	R	2085973
IAH	03.01-C-ESDS	HG2100AB02	INERTIAL REFERENCE UNIT	R	1778555
		52000-9	STRUT ASSY, NLG DRESSED SHOCK	R	2038444
PHQ	R1-08-D	52000-17	STRUT ASSY, NLG DRESSED SHOCK	R	1658358
IAH	ES1	4144T59G02	HPT STATOR ASSY	R	2088593
EHQ	ENGINE SHOP	CF34-3B1	ENGINE-G.E (TBS)	R	1524992
EHQ	ENGINE SHOP	CF34-3B1	ENGINE-G.E (TBS)	R	1584308
PHX	BULK	CC670-14002-7	ASSY, FLAP VANE INBOARD	R	2078172
IAH	02-01-D-ESDS	415300-1005	HORIZONTAL STABILIZER ACTUATOR	R	2079088
DFW	BULK-2	TY2152-15A	ACTUATOR, FEEDBACK	R	2089508
DFW	LINE-BULK	TY2152-15A	ACTUATOR, FEEDBACK	R	2073341
IAH	INSPECTION	415300-1005	HORIZONTAL STABILIZER ACTUATOR	R	2091529
		1000700-5	AIR CYCLE MACHINE	R	2098422
DFW	BULK-2	766277B	GENERATOR, INTEGRATED DRIVE	R	2080949
PHX	BULK	766277B	GENERATOR, INTEGRATED DRIVE	R	2094633

[Amendment No. 2 to Credit Agreement]

REAL_INVTY

Location	S/N	Last Task	PRICE	EXTDPRICE	Status	Pending (y)	A/c Installed	In transfer
IAH	RDUC1523	REP	585,000	585,000				0
IAH	0784	NEW	430,201	430,201				0
IAD	P-224	REP	394,770	394,770				0
PHQ	P-431	REP	394,770	394,770	UNS			0
PHX	P-251	REP	394,770	394,770				0
EHQ	194480	NRA	351,118	351,118	UNS			0
EHQ	965468	REP	351,118	351,118	UNS			0
	2343	NEW	350,000	350,000	UNS			0
IAH	2409	REP	350,000	350,000				0
IAH	00362	INS	349,729	349,729				0
IAH	JMM2447A	REP	349,428	349,428				0
PHX		NEW	22,501	337,520				0
IAH	0670	OVH	312,738	312,738				0
IAH	RDUC1291	REP	306,360	308,360				0
EHQ	SB/0758	NEW	290,715	290,715	UNS			0
	SB/0285	NEW	290,715	290,715	UNS			0
IAH	SB0503	RFO	290,715	290,715				0
EHQ	SB/0063	REP	290,715	290,715	UNS			0
IAD	SB0748	REP	290,715	290,715				0
	MA1055	REP	287,500	287,500	UNS			0
IAH	56070996	REP	272,791	272,791				0
	MA1008	OVH	260,833	260,833	UNS			0
PHQ	MA0130	NRA	260,833	260,833	UNS			0
IAH	RDUD1505	REP	251,232	251,232				0
EHQ	807105C	INS	250,000	250,000	UNS			0
EHQ	807108C	UNK	250,000	250,000	UNS			0
PHX	15274	REP	247,300	247,300				0
IAH	30378	REP	240,178	240,178				0
DFW	477	INS	233,374	233,374				0
DFW	821	INS	233,374	233,374				0
IAH	4034	REP	226,968	226,968				0
	2013100026	NEW	221,632		UNS			0
DFW	0962	OVH	218,516	218,616				0
PHX	0402	OVH	218,307	218,307				0

[Amendment No. 2 to Credit Agreement]

REAL_INVTY

Location	In repair	Avl Qty	A/C Type	A/C Series	Owner Code	CHAPTER NO, PARENT SIN
IAH	0	1	CRE5	795		72
IAN	0	1	EMB	175	AAR3	24
IAD	0	1	CRJ	079	AAR2	49
PHQ	0	1	CRJ	079	AAR2	49
PHX	0	1	CRJ	079	AAR2	49
EHQ	0	1	CRJ	900		72
EHQ	0	1	CRJ	700		72
	1	0	EMB	175	AAR3	24
IAH	0	1	EMB	175	AAR3	24
IAH	0	1	EMB	175	AAR3	27
IAH	0	1	CRJ	079		72
PHX	0	15	CRJ	900		38
IAH	0	1	EMB	175	AAR3	24
IAH	0	1	CRE6	795		72
EHQ	0	1	CRJ	079		72
	1	0	CRJ	079		72
IAH	0	1	CRJ	079		72
EHQ	0	1	CRJ	079		72
IAD	0	1	CRJ	079		72
	1	0	CRJ	079		32
IAH	0	1	EMB	178	AAR3	34
	1	0	CRJ	900		32
PHQ	0	1	CRJ	700		32
IAH	0	1	CRJ	795		72
EHQ	0	1	CRJ	200		72
EHQ	0	1	CRJ	200		72
PHX	0	1	CRJ	279		27
IAH	0	1	EMB	175	AAR3	27
OFW	0	1	CRJ	079	AAR1	78
OFW	0	1	CRJ	079	AAR1	78
IAH	0	1	EMB	175	AAR3	27
	1	0	EMB	175		21
DFW	0	1	CRJ	079		24
PHX	0	1	CRJ	079	AAR2	24